ANNUAL REPORT

NASSAU LIFE SEPARATE

ACCOUNT C

December 31, 2021

NASSAU LIFE SEPARATE ACCOUNT C

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Virtus KAR Capital
Growth
Series –
Class A Shares

Assets:

Investments at fair value	$345,249

Total assets	$345,249

Total net assets	$345,249

Units outstanding	461

Investment shares held	7,023

Investments at cost	$131,909

		Units
	Unit Value	Outstanding
Nassau Life Separate Account C	$748.21	461

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS

For the period ended December 31, 2021

Virtus KAR Capital
Growth
Series –
Class A Shares
Income:
Dividends	$-
Expenses:
Mortality and expense fees	2,676

Net investment income (loss)	(2,676)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	597
Realized gain distributions	35,932

Realized gain (loss)	36,529

Change in unrealized appreciation (depreciation) during the year	1,451

Net increase (decrease) in net assets from operations	$35,304

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

	Virtus KAR Capital Growth Series –Class A
	Shares
	2021	2020

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,676)	$(2,654)
Realized gains (losses)	36,529	101,516
Unrealized appreciation (depreciation) during the year	1,451	37,523

Net increase (decrease) in net assets from operations	35,304	136,385

Contract transactions:
Transfers between Investment Options (including Guaranteed Interest Account), net	-	25
Transfers for contract benefits and terminations	(9,130)	(132,025)
Contract maintenance charges	(290)	(410)

Net increase (decrease) in net assets resulting from contract transactions	(9,420)	(132,410)

Total increase (decrease) in net assets	25,884	3,975

Net assets at beginning of period	319,345	315,370

Net assets at end of period	$345,229	$319,345

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization

The Nassau Life Separate Account C (the “Separate Account”), is a separate account of Nassau Life Insurance Company (“NNY”, the Company, “we” or “us”). NNY is a wholly-owned subsidiary of The Nassau Companies of New York (“NCNY”), whose parent is Nassau Insurance Group Holdings GP, LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. NCNY is a privately held, wholly-owned subsidiary of Nassau, serving as its U.S. life and annuity platform.

NNY, formerly known as Phoenix Life Insurance Company and NCNY, formerly known as The Phoenix Companies, Inc. changed their names effective October 10, 2018 and November 13, 2018, respectively. Nassau, formerly known as Nassau Reinsurance Group Holdings L.P., changed its name effective October 5, 2018. The Separate Account, formerly known as Phoenix Life Separate Account C, changed its name effective December 6, 2018.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on February 7, 1972. The Separate Account currently consists of one investment option (also known as a sub-account) that invests in shares of an underlying mutual fund of the Virtus Variable Insurance Trust (“VVIT”). The Separate Account invests in the Virtus KAR Capital Growth Series-Class A Shares of the VVIT (the “Fund”).

NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities.

NASSAU LIFE SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS

Note 2—Significant Accounting Policies

The financial statements have been prepared in accordance with US generally accepted accounting principles (“GAAP”). The Separate Account is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies of the Separate Account:

A.	Valuation of investments: Investments are made in the Fund and stated at fair value based on the reported net asset values of the Fund, which in turn value its investment securities at fair value.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

•

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the Fund at the end of each New York Stock Exchange business day, as determined by the Fund. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2021.

B.

Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Fund are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.

C.

Federal Income taxes: NNY is taxed as a life insurance entity under the provisions of the internal revenue code of 1986, as amended, (the “Code”) and it together with the operations of the separate accounted are included in the consolidated federal income tax return of NCNY. NCNY is no longer subject to US federal income tax examination by tax authorities for years before 2017. Under current provision of the code, NNY does not expect to incur federal income taxes on the earnings of the separate account to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made current to the separate account for federal income taxes. NNY will periodically review the tax liability of the separate account in the event of changes in the tax law and may assess a charge in future tears for any federal income taxes that would be applied against the Separate Account.

Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic, such as the possibility for elevated mortality and investment market volatility. Actual results may differ from those estimates.

Note 3—Purchases and Proceeds from Sales of Investments

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Investment Option	Purchases	Sales

Virtus KAR Capital Growth Series – Class A Shares	$35,932	$12,096

	$35,932	$12,096

NASSAU LIFE SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding

The changes in units outstanding were as follows:

	For the period ended December 31, 2021			For the period ended December 31, 2020
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Virtus KAR Capital Growth Series – Class A Shares	-	(14)	(14)	-	(224)	(224)

Note 5—Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2021, 2020, 2019, 2018, and 2017 follows:

	At December 31,			For the periods ended December 31,
			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000’s)	Fair Value	(000’s)	Ratio[1]	Ratio[2]	Return[3]

Virtus KAR Capital Growth Series – Class A Shares
2021	0*	748.21	345	-	0.80%	11.24%
2020	0*	672.61	319	-	0.80%	49.02%
2019	1	451.34	315	-	0.80%	38.75%
2018	1	325.29	304	-	0.80%	(8.00%)
2017	1	353.57	444	-	0.80%	34.99%

*Amount is less than 500 units, $500 in net assets, .0005% of total return, or 0.005% of investment income ratio.

1The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the investment option from the mutual fund, net of expenses of the underlying fund, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the mutual fund in which the Investment Option invests.

2The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Fund have been excluded.

3The total returns are for the periods indicated, including changes in the value of the fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated through the end of the reporting period.

Note 6—Related Party Transactions and Charges and Deductions

Related Party Transactions

NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.

NASSAU LIFE SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS

Note 6—Related Party Transactions and Charges and Deductions (Continued)

Certain charges are deducted from the variable contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and Expense Fees” (“M&E Fees”) or “Administrative Fees” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:

A.	Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NNY for certain costs associated with maintenance. These expenses are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2021 and 2020 were $290 and $410, respectively. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – NNY will make deductions to cover administrative expenses at a maximum annual rate of $15 per contract.

Contract Surrender Charge – In accordance with terms of the contracts, NNY makes deductions for surrender charges. Because a contract value and duration may vary, the surrender charge may also vary.

Other Charges – NNY may deduct other costs depending on the policy terms.

All of the above expenses are reflected as a redemption of units.

B.	Mortality and Expense Fees

NNY will make deductions at a maximum rate of 0.80% of the contract’s value for the mortality and expense cost risks, which NNY undertakes. These expenses are included in separate line item “Mortality and Expense Fees” in the accompanying statements of operations. The total aggregate expense for the period ended December 31, 2021 was $ 2,676 This expense is reflected as a reduction of unit values.

Note 7—Distribution of Net Income

The Separate Account does not declare distributions to contract owners from accumulated net income. The contract owner’s overall value will increase as the individual sub-account value increases and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

Note 8—Diversification Requirements

Under the provisions of Section 817(h) of the Code, a contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

NNY intends that the investment option shall comply with the diversification requirements.

Note 9—Other

Regulatory Matters

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Internal Revenue Service (“IRS”) and other regulatory bodies regularly make inquiries of NCNY and NNY and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and

NASSAU LIFE SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS

Note 9—Other (Continued)

broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. It is believed that the outcome of any current known regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Separate Account beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Note 10—Mergers, Liquidations, and Name Changes

A. Mergers

There were no mergers in 2020 or 2021.

B. Liquidations

There were no liquidations in 2020 or 2021.

C. Name Changes

There were no name changes in 2019 or 2020.

Note 11—Subsequent Events

We have evaluated events subsequent to December 31, 2021 and through the financial statement issuance date. There were no subsequent events requiring disclosure.

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of Nassau Life Separate Account C:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Virtus KAR Capital Growth Series – Class A Shares that comprises Nassau Life Separate Account C (the Separate Account) as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 5 for each of the years in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual fund. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the PHL Variable Insurance Company’s separate accounts since 2015.

Hartford, Connecticut

April 14, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limiter, a private English company limited by guarantee.

NASSAU LIFE SEPARATE ACCOUNT C

Nassau Life Insurance Company

One American Row

Hartford, Connecticut 06103-2899

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

KPMG LLP

1 Financial Plaza 755 Main Street, 11th Floor

Hartford, CT 06103

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4264 © 2020 The Nassau Companies of New York